Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Note 19 - Subsequent Events

On March 5, 2014, the Company's Board of Directors declared a cash dividend in the amount of $0.06 per ordinary share, and in aggregate amount of approximately $1.0 million. The dividend will be payable on April 9, 2014 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on March 19, 2014.